As filed with the U.S. Securities and Exchange Commission on December 26, 2017

Securities Act File No. 333-221744

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒
(Check appropriate box or boxes)

iShares Trust

(Exact Name of Registrant as Specified in the Charter)

c/o State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (415) 670-2000

The Corporation Trust Incorporated

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

MARGERY K. NEALE, ESQ. WILLKIE FARR & GALLAGHER LLP 787 SEVENTH AVENUE NEW YORK, NY 10019-6099	DEEPA DAMRE, ESQ. BLACKROCK FUND ADVISORS 400 HOWARD STREET SAN FRANCISCO, CA 94105

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of Beneficial Interest, no par value.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective immediately upon filing pursuant to Rule 485(b) under the Securities Act of 1933.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of the iShares Edge U.S. Fixed Income Balanced Risk ETF, a series of iShares U.S. ETF Trust, a Delaware statutory trust (the “Target Fund”).

2.	Questions and Answers for Shareholders of the Target Fund.

3.	Combined Prospectus/Information Statement regarding the reorganization of the Target Fund into iShares Edge U.S. Fixed Income Balanced Risk ETF, a newly created series of iShares Trust, a Delaware statutory trust (the “Acquiring Fund”).

4.	Statement of Additional Information regarding the reorganization of the Target Fund into the Acquiring Fund.

5.	Part C Information.

6.	Exhibits.

iShares U.S. ETF Trust

400 Howard Street

San Francisco, CA 94105

(415) 670-2000

December 26, 2017

Dear Shareholder:

The Board of Trustees (the “Board”) of iShares U.S. ETF Trust, a Delaware statutory trust (the “ETF Trust”), is pleased to announce the reorganization (the “Reorganization”) of iShares Edge U.S. Fixed Income Balanced Risk ETF, a series of the ETF Trust (the “Target Fund”), with iShares Edge U.S. Fixed Income Balanced Risk ETF, a series of iShares Trust (the “Acquiring Fund”), a Delaware statutory trust (the “Trust”). The Reorganization does not require your approval, and you are not being asked to vote. We do, however, ask that you review the enclosed Combined Prospectus/Information Statement, which contains information about the Acquiring Fund, outlines certain aspects of the Target Fund and the Acquiring Fund, and provides details about the terms and conditions of the Reorganization. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

If the Reorganization is completed, the Target Fund shares you own will be exchanged for shares of the Acquiring Fund with the same aggregate net asset value as your Target Fund shares. It is currently anticipated that the Reorganization of the Target Fund will be effected on a tax-free basis for U.S. federal income tax purposes.

As more fully described in the Combined Prospectus/Information Statement, BlackRock Fund Advisors, the Target Fund’s and Acquiring Fund’s investment adviser, has proposed the Reorganization involving the Target Fund in order to convert the Target Fund from an actively managed exchange-traded fund (“ETF”) to a passively managed or index ETF as a series of the Trust.

The Board of Trustees of the ETF Trust believes the Reorganization is in the best interests of the Target Fund and has approved the Reorganization.

As always, we appreciate your support.

Sincerely,

Martin Small
President of the Trust and the ETF Trust

1

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the reorganization and of the information contained in this Combined Prospectus/Information Statement.

Q-1:	What is this document and why did we send it to you?

A-1:	This is a Combined Prospectus/Information Statement that provides you with information about an agreement and plan of reorganization (the “Reorganization Agreement”) between iShares U.S. ETF Trust, a Delaware statutory trust (the “ETF Trust”), on behalf of its series, iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Target Fund”), and iShares Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Acquiring Fund”) (the “Reorganization”). BlackRock Fund Advisors (“BFA”) serves as investment adviser for each of the Target Fund and the Acquiring Fund. When the Reorganization is completed, you will become a shareholder of the Acquiring Fund, and the Target Fund will be terminated. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Information Statement. Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization and for a more complete description of the Acquiring Fund.

You are receiving this Combined Prospectus/Information Statement because you owned shares of the Target Fund as of December 21, 2017. The Reorganization does not require approval by shareholders of either the Target Fund or the Acquiring Fund, and you are not being asked to vote.

Q-2:	Why did BFA propose the Reorganization to the Board?

A-2:	BFA has proposed the Reorganization involving the Target Fund in order to convert the Target Fund from an actively managed exchange-traded fund (“ETF”) to a passively managed or index ETF. As an index ETF, the Acquiring Fund will be a series of the Trust and will be covered by the iShares exemptive relief that permits the iShares funds to operate as index ETFs.

BFA believes that certain investors or intermediaries have preferences for passive ETFs rather than active ETFs, even when they are following similar investment strategies. If the Target Fund were to experience growth in assets, BFA believes that a larger asset base would enable the fund to improve diversification, allowing the fund to better achieve its investment objective and generate additional secondary market liquidity. A larger asset base would allow the Combined Fund to more easily diversify the issuers and securities in its portfolio to more closely track its index and achieve its investment objective. The number of ETF shares available for secondary market trading may also increase, lowering bid/ask spreads as the asset base grows.

Q-3:	Did the Board of Trustees of ETF Trust approve the Reorganization?

A-3:	Yes, the Board of Trustees of the ETF Trust (the “Board,” and its members, the “Trustees”) approved the Reorganization. After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” of the ETF Trust (as defined in the Investment Company Act of 1940, as amended) determined that the Reorganization is in the best interests of the Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and approved the Reorganization.

Q-4:	How will I be affected by the Reorganization?

A-4:

While the Reorganization will change the Target Fund from an actively managed ETF to a passively managed ETF and will change the legal entity of which the Target Fund is a series, the Reorganization is

Q&A - 1

not expected to have a significant effect on the Target Fund’s investment operations. The Target Fund currently has an investment objective of seeking total return and preservation of capital. The Acquiring Fund will have an investment objective of seeking to track the investment results of the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index (the “Underlying Index”), an index composed of taxable U.S. dollar-denominated bonds and U.S. Treasury futures, which target an equal allocation between interest rate and credit spread risk. The change in the investment objective is not expected to have a significant effect on the Target Fund’s investments or the risks related to such investments, as the Target Fund has previously aligned its investment characteristics closely with those of the Underlying Index. There will be no change to the Target Fund’s fundamental investment policies, but the Target Fund’s non-fundamental investment policy of investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed-income securities will be revised to invest at least 80% of its net assets in securities of the Acquiring Fund’s Underlying Index. As a result, to the extent that the Acquiring Fund’s Underlying Index is composed of a higher percentage of high-yield fixed-income securities (commonly known to investors as “junk bonds”) than the Target Fund is permitted to invest in consistent with its non-fundamental investment policy, there may be certain instances in which the Acquiring Fund is able to invest a higher percentage of its net assets in junk bonds in tracking its Underlying Index. The Acquiring Fund will have the same contractual management fee as the Target Fund, will be advised by BFA, the same investment adviser as the Target Fund, will be managed by the same portfolio managers, and the same persons currently serving as board members and officers of the ETF Trust also serve as board members and officers of the Trust. This transaction is expected to be tax-free for U.S. federal income tax purposes.

The Reorganization is expected to take place in the first quarter of 2018. Upon the closing of the Reorganization, the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund in accordance with a Reorganization Agreement. The Acquiring Fund, a shell series established specifically for the purpose of receiving the assets and liabilities of the Target Fund, does not currently have any assets or liabilities. Shareholders of the Target Fund will receive, in a liquidating distribution, shares of the Acquiring Fund with the same aggregate NAV as the shares of the Target Fund they owned immediately prior to the Reorganization and will not experience any dilution in value. After all shares of the Target Fund have been redeemed, the Target Fund will be terminated as a series of the ETF Trust.

Q-5:	Once the Reorganization is completed, who will be the investment adviser of the Combined Fund?

A-5:	Both the Target Fund and the Acquiring Fund are advised by BFA, and the Combined Fund will be advised by BFA once the Reorganization is completed. James Mauro and Scott Radell are the portfolio managers of the Target Fund and are expected to be the portfolio managers of the Combined Fund once the Reorganization is completed.

Q-6:	How will the Reorganization affect fund fees and expenses?

A-6:	The contractual fees and expenses of the Combined Fund are expected to be the same as those of the Target Fund. The management fee is the same for both the Target Fund and the Combined Fund.

Q-7:	Will I have to pay any commission in connection with the Reorganization?

A-7:	No, you will not pay any commission in connection with the Reorganization.

Q-8:	What happens to my shares if the Reorganization is completed? Will I have to take any action?

A-8:	Your shares automatically will be redeemed for shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place.

Q&A - 2

No certificates for shares will be issued in connection with the Reorganization. The aggregate NAV of the shares of the Acquiring Fund that you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the Target Fund immediately prior to the Reorganization.

Q-9:	Will the Reorganization create a taxable event for me?

A-9:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization.

Q-10:	What if I sell my shares before the Reorganization takes place?

A-10:	If you choose to sell your shares of the Target Fund before the Reorganization takes place, then the sale will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Q-11:	Who will pay for the Reorganization?

A-11:	BFA has agreed to pay all of the costs associated with the Reorganization.

Q-12:	When will the Reorganization occur?

A-12:	The Reorganization is expected to occur in the first quarter of 2018.

Q-13:	Whom do I contact if I have questions?

A-13:	If you need any assistance, or have any questions regarding the Reorganization, please call 1-800-iShares (1-800-474-2737).

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

Q&A - 3

COMBINED PROSPECTUS/INFORMATION STATEMENT

iSHARES TRUST

400 Howard Street

San Francisco, CA 94105

(415) 670-2000

iShares Edge U.S. Fixed Income Balanced Risk ETF,

a series of iShares U.S. ETF Trust

(the “Target Fund”)

iShares Edge U.S. Fixed Income Balanced Risk ETF,

a series of iShares Trust

(the “Acquiring Fund”)

c/o State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Target Fund, a series of iShares U.S. ETF Trust, a Delaware statutory trust (the “ETF Trust”). As provided in the Agreement and Plan of Reorganization (“Reorganization Agreement”), the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares.

Reports and other information concerning the Acquiring Fund can be inspected at the public reference facilities maintained by the SEC at 100 F. Street, NE, Washington, DC 20549.

The Board of Trustees of the ETF Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the ETF Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), has approved the reorganization (the “Reorganization”) with respect to the Target Fund by which the Target Fund, an open-end management investment company operated as an exchange-traded fund (“ETF”), would be reorganized with the Acquiring Fund. The Acquiring Fund, following the completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Information Statement. The investment objective of the Target Fund is to seek total return and preservation of capital. The investment objective of the Acquiring Fund is to seek to track the investment results of an index composed of taxable U.S. dollar-denominated bonds and U.S. Treasury futures, which targets an equal allocation between interest rate and credit spread risk – the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index (the “Underlying Index”). While the Reorganization will change the Target Fund from an actively managed ETF to a passively managed ETF and will change the legal entity of which the Target Fund is a series, the Reorganization is not expected to have a significant effect on the Target Fund’s investment operations. The change in the investment objective is not expected to have a significant effect on the Target Fund’s investments or the risks related to such investments, as the Target Fund has previously aligned its investment characteristics closely with those of the Underlying Index. For more information on each fund’s investment strategies, see “Summary — Investment Objectives and Principal Investment Strategies” below.

At the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume the liabilities of the Target Fund as provided in the Reorganization Agreement and will issue shares to the Target Fund in an amount equal to the aggregate net asset value (“NAV”) of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders in a liquidating distribution in redemption of all outstanding shares. After distributing these shares, the Target Fund will be terminated as a series of the ETF Trust. The aggregate NAV of the Acquiring Fund shares received in the Reorganization will equal the aggregate NAV of the Target Fund shares held by the Target Fund’s shareholders immediately prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of the Target Fund should know about the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Fund and the Target Fund, each having been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated December 26, 2017, relating to this Combined Prospectus/Information Statement (the “Reorganization SAI”);

•	the Prospectus of the Target Fund, dated March 1, 2017, as amended and supplemented;

•	the Statement of Additional Information of the Target Fund, dated March 1, 2017, as amended and supplemented;

•	the Annual Report to shareholders of the Target Fund for the Target Fund’s fiscal year ended October 31, 2016;

•	the Semi-Annual Report to shareholders of the Target Fund for the Target Fund’s fiscal period ended April 30, 2017; and

•	the Statement of Additional Information of the Acquiring Fund, dated December 21, 2017, as currently in effect.

The following document has been filed with the SEC, and is incorporated herein by reference into (legally considered to be part of), and also accompanies, this Combined Prospectus/Information Statement:

•	the Prospectus of the Acquiring Fund, dated December 21, 2017, as currently in effect.

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Information” in the Prospectus of the Acquiring Fund will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

iShares Edge U.S. Fixed Income Balanced Risk ETF

iShares U.S. ETF Trust or iShares Trust

c/o BlackRock Investments, LLC

1 University Square Drive

Princeton, NJ 08540

1-800-iShares (1-800-474-2737)

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI” of the iShares Edge U.S. Fixed Income Balanced Risk ETF. The Reorganization SAI may also be obtained without charge by calling 1-800-iShares (1-800-474-2737).

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	(202) 551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services U.S. Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement.

Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is December 26, 2017.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/ Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

Each of iShares Trust (the “Trust”) and the ETF Trust is an open-end management investment company registered with the SEC and is a Delaware statutory trust. The Acquiring Fund is a series of the Trust, and the Target Fund is a series of the ETF Trust. The Acquiring Fund and the Target Fund are each non-diversified for purposes of the 1940 Act. The investment objective of the Target Fund is to seek total return and preservation of capital. The investment objective of the Acquiring Fund is to seek to track the investment results of an index composed of taxable U.S. dollar-denominated bonds and U.S. Treasury futures, which targets an equal allocation between interest rate and credit spread risk – the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index (the “Underlying Index”). The investment objective of each fund is a non-fundamental objective, which means that it may be changed without the approval of the fund’s shareholders. If the board of either fund were to determine that the investment objective of the fund should be changed, the fund’s shareholders would be given at least 60 days’ notice before any such change is implemented. The Acquiring Fund has not yet commenced operations.

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Information Statement. Certain basic information about each fund is provided in the table below.

Target Fund	Acquiring Fund
iShares Edge U.S. Fixed Income Balanced Risk ETF, a series of iShares U.S. ETF Trust	iShares Edge U.S. Fixed Income Balanced Risk ETF, a series of iShares Trust

Listing Exchange: Cboe BZX Exchange, Inc. (“Cboe BZX”) (formerly known as BATS Exchange, Inc.)	Listing Exchange: Cboe BZX

Ticker: FIBR	Ticker: FIBR

Fiscal year end: October 31	Fiscal year end: October 31

Diversification Status: Non-Diversified	Diversification Status: Non-Diversified

Underlying Index: None	Underlying Index: Bloomberg Barclays U.S. Fixed Income Balanced Risk Index

Both the Target Fund and the Acquiring Fund are advised by BlackRock Fund Advisors (“BFA” or the “Adviser”), and the Combined Fund will be advised by BFA once the Reorganization is completed. James Mauro and Scott Radell are the portfolio managers of the Target Fund, and are expected to be the portfolio managers of the Combined Fund once the Reorganization is completed.

Target Fund and Acquiring Fund. The Acquiring Fund has not yet commenced operations. Following the completion of the Reorganization, the Combined Fund will employ different investment strategies than the Target Fund to seek to achieve its investment objective. The investment objective and investment strategies of the Target Fund, the Acquiring Fund and the Combined Fund are summarized in the Investment Objective and Principal Investment Strategies section of this Combined Prospectus/Information Statement.

The Board, including a majority of the Independent Trustees, has approved the Reorganization. The Reorganization provides for:

•	the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund;

•	the shares of the Acquiring Fund having an aggregate net asset value (“NAV”) of the outstanding shares of the Target Fund pursuant to the Reorganization Agreement;

•	the distribution of such shares of the Acquiring Fund to the Target Fund’s shareholders in redemption of their shares; and

•	the subsequent termination of the Target Fund.

When the Reorganization is completed, the Target Fund’s shareholders will hold shares of the Combined Fund with an aggregate NAV equal to the aggregate NAV of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Reorganization

BFA has proposed the Reorganization involving the Target Fund in order to convert the Target Fund from an actively managed ETF to a passively managed or index ETF. As an index ETF, the Acquiring Fund will be a series of the Trust and will be covered by the iShares exemptive relief that permits the iShares funds to operate as index ETFs.

BFA believes that certain investors or intermediaries have preferences for passive ETFs rather than active ETFs, even when they are following similar investment strategies. If the Target Fund were to experience growth in assets, BFA believes that a larger asset base would enable the fund to improve diversification, better achieve its investment objective and generate additional secondary market liquidity. A larger asset base would allow the Combined Fund to more easily diversify the issuers and securities in its portfolio to more closely track its index and achieve its investment objective. The number of ETF shares available for secondary market trading may also increase lowering bid/ask spreads as the asset base grows.

While the Reorganization will change the Target Fund from an actively managed ETF to a passively managed ETF and will change the legal entity of which the Target Fund is a series, the Reorganization is not expected to have a significant effect on the Target Fund’s investment operations. The Target Fund currently has an investment objective of seeking total return and preservation of capital. The Target Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated investment-grade and high-yield fixed-income securities (commonly known to investors as “junk bonds”). The Acquiring Fund will have an investment objective of seeking to track the investment results of the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index, an index composed of taxable U.S. dollar-denominated bonds and U.S. Treasury futures, which target an equal allocation between interest rate and credit spread risk. The change in the investment objective is not expected to have a significant effect on the Target Fund’s investments or the risks related to such investments, as the Target Fund has previously aligned its investment characteristics closely with those of the Underlying Index. There will be no change to the Target Fund’s fundamental investment policies, but the Target Fund’s non-fundamental investment policy of investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed-income securities will be revised to invest at least 80% of its net assets in securities of the Acquiring Fund’s Underlying Index. As a result, to the extent that the Acquiring Fund’s Underlying Index is composed of a higher percentage of junk bonds than the Target Fund is permitted to invest in consistent with its non-fundamental investment policy, there may be certain instances in which the Acquiring Fund is able to invest a higher percentage of its net assets in junk bonds in tracking its Underlying Index. The Acquiring Fund will have the same contractual management fee as the Target Fund, will be advised by BFA, the same investment adviser as the Target Fund, will be managed by the same portfolio managers and the same persons currently serving as board members and officers of the ETF Trust also serve as board members and officers of the Trust. This transaction is expected to be tax-free for U.S. federal income tax purposes.

In approving the Reorganization, the Board, including a majority of the Independent Trustees, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board discussed the Reorganization proposal at a meeting held on September 14-15, 2017. At that meeting, the Board, including a majority of the Independent Trustees, approved the Reorganization.

The factors considered by the Board include, but are not limited to, the following:

•	BFA believes that certain investors or intermediaries have preferences for passive ETFs rather than active ETFs, even when they are following similar investment strategies;

•	BFA believes that if the Target Fund were to experience growth in assets, a larger asset base would enable the fund to improve diversification, better achieve its investment objective and generate additional secondary market liquidity. A larger asset base would allow the Combined Fund to more easily diversify the issuers and securities in its portfolio to more closely track its index and achieve its investment objective. The number of ETF shares available for secondary market trading may also increase lowering bid/ask spreads as the asset base grows;

•	BFA believes that the continuation of the Target Fund is not in the best interests of the Target Fund or its shareholders because it would be relatively adverse to the economic viability of the Target Fund to continue to operate as an active ETF in its current registrant, as compared to the available option of the transfer of assets and liabilities into a newly-created passive series of the Trust;

•	the Acquiring Fund has not yet commenced operations and is intended to essentially continue the Target Fund’s operations as a passively managed ETF;

•	BFA does not expect that the change in the investment objective will have a significant effect on the Target Fund’s investments or the risks related to such investments;

•	there will be no change to the Target Fund’s fundamental investment policies, but the Target Fund’s non-fundamental investment policy of investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed-income securities will be revised to invest at least 80% of its net assets in securities of the Acquiring Fund’s Underlying Index comprised of similar securities;

•	the Combined Fund would have total and net annual fund operating expenses immediately after the Reorganization that are expected to be the same as those of the Target Fund immediately prior to the Reorganization and the management fee is the same for both the Target Fund and the Combined Fund;

•	all members of the portfolio management team (as described below under “Comparison of the Funds — Management of the Funds; Investment Advisory Agreement”) who currently manage the Target Fund are expected to manage the Combined Fund following the closing of the Reorganization;

•	BFA does not expect any gain or loss to be recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction;

•	the aggregate NAV of the shares that shareholders of the Target Fund will receive in the Reorganization will equal the aggregate NAV of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

•	the costs associated with the Reorganization for the Target Fund will be paid by BFA or its affiliates, and will not be borne by the Target Fund’s shareholders.

The Board also considered other potential tax consequences to the funds (including the ability of the Combined Fund to assume any loss carryforwards of the Target Fund). The Board, including a majority of the Independent Trustees, concluded that, based in part upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to NAV as a result of the Reorganization. The Board of Trustees of the Trust (the “Trust Board”) also concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund. The determinations were made on the basis of the business judgment of each Trustee after consideration of all of the factors taken as a whole, though individual members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Investment Objective and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund/Combined Fund

Investment Objective. The Acquiring Fund and Combined Fund have the same investment objectives, which differ from the Target Fund. The Target Fund has an investment objective to seek total return and preservation of capital. The Target Fund is an actively managed fund and does not track the investment results of an index. The Acquiring Fund and Combined Fund have an investment objective to seek to track the investment results of an index composed of taxable U.S. dollar-denominated bonds and U.S. Treasury futures, which targets an equal allocation between interest rate and credit spread risk. They both use the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index as their Underlying Index. The investment objective of the Target Fund, Acquiring Fund and Combined Fund are non-fundamental objectives, which means that they may be changed without the approval of the fund’s shareholders. If the Board or Trust Board were to determine that the investment objective of a fund should be changed, fund shareholders must be given at least 60 days’ notice before any such change is implemented. The following table contains a description of the Underlying Index of the Acquiring Fund and Combined Fund.

Underlying Index	Underlying Index Description

Bloomberg Barclays U.S. Fixed Income Balanced Risk Index

The Bloomberg Barclays U.S. Fixed Income Balanced Risk Index measures the performance of the corporate and mortgage portion of the Bloomberg Barclays U.S. Universal Index (the “Parent Index”) while targeting an equal allocation between interest rate and credit spread risk. Components of the Underlying Index primarily include agency securities, mortgage-backed securities, and financials companies. The Underlying Index may include large-, mid- or small-capitalization companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index is sponsored by Bloomberg Index Services Limited (“Bloomberg”), which is independent of each Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Underlying Index is rebalanced monthly.

Principal Investment Strategies. The funds employ similar principal investment strategies in seeking to achieve their respective investment objectives.

Although each fund seeks to achieve its investment objective by investing in investment-grade and high yield securities and securities that have substantially similar characteristics, the Target Fund is an actively managed ETF that does not seek to replicate the performance of an index. Following the Reorganization, the Combined Fund, on the other hand, will use a passive or indexing approach to try to achieve the Combined Fund’s investment objective.

The Target Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated investment-grade and high-yield fixed-income securities, while the Combined Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index. Although both funds may invest in certain futures, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, the Target Fund may also invest in other exchange-traded funds and short-term paper and the Combined Fund will be able to invest in certain options and swap contracts and in securities not included in the Underlying Index, but which BFA believes will help the Combined Fund track the Underlying Index.

Each of the Target Fund and the Combined Fund (through tracking the Underlying Index) either adjusts or will adjust, the allocation among its securities based on the volatility of the returns of a security.

The duration of the portfolio for each of the Target Fund and the Combined Fund is approximately 4.2 years as of December 15, 2017.

Through the use of the U.S. Treasury securities and futures, each of the Target Fund and the Combined Fund adjusts or will adjust interest rate risk, so that the fund can balance exposure to the credit spread.

Each of the Target Fund and the Combined Fund may lend or will have the ability to lend securities representing up to one-third of the value of such fund’s total assets (including the value of any collateral received).

Each of the Target Fund and the Combined Fund uses or will use a rules-based approach that calculates an equal volatility weighted allocation to five components of the Bloomberg Barclays U.S. Universal Index, which includes investment grade corporate bonds 1-5 year, investment grade corporate bonds 5-10 year, high yield corporate bonds rated Ba/BB, high yield corporate bonds rated less than Ba/BB, and mortgage-backed securities.

The following table contains a description of the investment strategies of the Target Fund and the Combined Fund.

Target Fund	Combined Fund

•    The Target Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated investment-grade and high-yield fixed-income securities.

•    The Target Fund primarily invests in fixed-rate securities of varying maturities, such as corporate bonds, including U.S. dollar-denominated securities of foreign issuers, U.S. Treasuries, privately-issued securities, and mortgage-backed securities (“MBS”). The Target Fund may enter into to-be-announced transactions (“TBA transactions”) on a regular basis with respect to the percentage of the portfolio (if any) that consists of mortgage-pass through securities. The Target Fund may also invest in other exchange traded funds (“ETFs”) (including other iShares funds), short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

•    The Target Fund may invest, without limitation, in high-yield securities rated CCC or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by S&P Global Ratings or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by BFA to be of comparable quality (commonly known to investors as “junk bonds”). The Target Fund seeks to balance interest rate and credit spread risk by investing in a portfolio of fixed-income securities that in the aggregate

•    The Combined Fund seeks to track the Underlying Index, which measures the performance of the corporate and mortgage portion of the Parent Index while targeting an equal allocation between interest rate and credit spread risk.

•    As of November 24, 2017, approximately 84.9% of the Underlying Index consisted of issuers organized or located in the United States, and there were 5,572 issues in the Underlying Index from issuers in over 30 countries or regions. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include MBS, and financials companies. A significant portion of the portfolio is invested in U.S. dollar-denominated investment-grade and high yield fixed-income securities (commonly known to investors as “junk bonds”). The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time. Securities may be registered or privately placed.

•    The Underlying Index uses a rules-based approach to calculate an equal volatility weighted allocation to each of five segments of the Parent Index: (1) investment grade corporate bonds 1-5 year; (2) investment grade corporate bonds 5-10 year; (3) high yield corporate has approximately equal exposure to credit spread risk and interest rate risk, which are measured by BFA as the volatility of returns of a security associated with changes in the security’s credit spread or changes in interest rates. The Target Fund will adjust the allocation among its underlying securities in an effort to achieve a target credit spread risk and interest rate risk for the Target Fund’s portfolio. When necessary to balance the Target Fund’s exposure to interest rate risk against its exposure to credit spread risk, the Target Fund may take short or long positions in U.S. Treasury futures and short positions in U.S. Treasury securities through transactions in interest rate swaps. BFA will determine the aggregate credit spread risk and interest rate risk of the Fund’s portfolio.

•    The fund intends to invest cash pending settlement of any TBA transactions in varying fixed-income securities such as MBS, which will be included in any weighting adjustments made (an additional increase of up to 25% may be applied).

•    The Target Fund may also invest in other interest rate futures contracts, including, but not limited to, Eurodollar and Federal Funds futures. The Target Fund’s short positions in U.S. Treasury futures are not intended to mitigate credit spread risk or other factors influencing the price of non-government bonds, which may have a greater impact than interest rates.

•    The Target Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.

•    The Target Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.

•    The Target Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

bonds rated BB or higher; (4) high yield corporate bonds rated below BB; and (5) U.S. agency MBS. Segments with lower credit spread volatility receive a higher weighting, and segments with higher credit spread volatility receive a lower weighting, with the result that the contribution of each segment to overall credit spread volatility is approximately equal. Credit spread volatility for investment grade corporate securities and MBS components are measured differently than the Combined Fund’s high yield securities, but aim to capture the volatility of the return attributable to the credit quality of the security.

•    To increase overall yield and credit spread exposure, the Underlying Index incorporates a leverage factor of up to 25% that redeploys MBS exposure, via cash pending settlement from TBA mortgage transactions, toward other index constituent securities.

•    The Underlying Index further adjusts interest rate risk so that it equals credit spread risk, by adding either long positions in U.S. Treasury bonds or short positions in U.S. Treasury futures.

•    BFA uses a passive or indexing approach to try to achieve the Combined Fund’s investment objective. Unlike many investment companies, the Combined Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

•    The Combined Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index (i.e., TBAs) and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Combined Fund track the Underlying Index.

•    From time to time when conditions warrant, however, the Combined Fund may invest at least 80% of its assets in the component securities of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Combined Fund track the Underlying Index. The Combined Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Combined Fund.

•    BFA uses a representative sampling indexing strategy to manage the Combined Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Combined Fund may or may not hold all of the securities in the Underlying Index.

•    Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

•    The Combined Fund may lend securities representing up to one-third of the value of the Combined Fund’s total assets (including the value of any collateral received).

Diversification Status. Each fund is classified as a non-diversified, open-end management investment company under the 1940 Act.

Principal Investment Risks. Each fund is subject to substantially similar principal investment risks. However, the Target Fund is subject to risks specific to its active investment approach and the Acquiring Fund is subject to risks specific to its passive investment approach. Please refer to the “Comparison of the Funds — Principal Investment Risks” section below for additional disclosure addressing these differences.

Fees and Expenses

When the Reorganization is completed, shareholders of the Target Fund will receive shares of the Acquiring Fund.

Fee Table (unaudited)

The fee table below provides information about the fees and expenses attributable to shares of the funds, assuming the Reorganization had taken place at the end of the Target Fund’s most recent semi-annual period, and the estimated pro-forma fees and expenses attributable to shares of the pro-forma Combined Fund. The percentages presented in the fee table are based on fees and expenses incurred during the semi-annual period ended April 30, 2017. BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through February 29, 2024. The contractual waiver may be terminated prior to February 29, 2024 only upon written agreement of the Trust and BFA. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of the Target Fund as of the date of the Target Fund’s most recent semi-annual period ended April 30, 2017, see “Other Information — Capitalization.”

Fee Table as of April 30, 2017 for the Target Fund

and the Pro-Forma Combined Fund

	Target Fund	Pro-Forma Combined Fund
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	None	None
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.26%	0.26%
Fee Waiver	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses	0.25%	0.25%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant fund with the cost of investing in other ETFs. This Example assumes that you invest $10,000 in the listed fund for the time periods indicated (i.e., the periods ended on the date of each fund’s most recent semi-annual period ended April 30, 2017) and then sell all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Expense Example as of April 30, 2017 for the Target Fund

and the Pro-Forma Combined Fund

	1 Year	3 Years	5 Years	10 Years
Target Fund	$26	$80	$141	$324
Pro-Forma Combined Fund	$26	$80	$141	$324

Portfolio Turnover

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each fund’s performance. During its most recent fiscal year ended October 31, 2016, the Target Fund had a portfolio turnover rate of 569%. Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units (as defined in the Target Fund’s Prospectus).

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the ETF Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or on any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

At any time prior to the consummation of the Reorganization, a shareholder may sell its shares of the Target Fund, likely resulting in recognition of gain or loss to the shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Sale and Valuation of Shares

The procedures for the purchase, sale and valuation of shares of the funds are identical except that the Target Fund generally will issue or redeem Creation Units to Authorized Participants (as defined in the Target Fund’s Prospectus) in return for a specified amount of cash while the Acquiring Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Acquiring Fund specifies each day.

COMPARISON OF THE FUNDS

Principal Investment Risks

Risks of the funds

The Target Fund is subject to substantially similar principal investment risks as the Acquiring and Combined Funds, which have the same risks. However, the Target Fund is subject to risks specific to its active investment approach and the Acquiring and Combined Funds are subject to risks specific to a passive investment approach. The risks of the Target Fund and the Combined Fund are set out in the tables below.

Principal Risks of the Target Fund and Combined Fund	Principal Risks Specific to the Target Fund	Principal Risks Specific to the Combined Fund

Asset Class Risk

Assets Under Management (AUM) Risk

Authorized Participant Concentration Risk

Balancing Risk Exposure Strategy Risk

Call Risk

Concentration Risk

Credit Risk

Credit Spread Risk

Cyber Security Risk

Derivatives Risk

Extension Risk

Financials Sector Risk

Hedging Risk

High Portfolio Turnover Risk

High Yield Securities Risk

Income Risk

Interest Rate Risk

Issuer Risk

Liquidity Risk

Management Risk

Market Risk

Market Trading Risk

Model Risk

Mortgage-Backed Securities Risk

Non-Diversification Risk

Operational Risk

Prepayment Risk

Privately-Issued Securities Risk

Risk of Investing in the United States

Securities Lending Risk

U.S. Government Issuers Risk

Valuation Risk

	Agency Debt Risk Cash Transactions Risk Industrials Sector Risk Investment Exposure Risk North American Economic Risk Risk of Investing in Developed Countries	Index-Related Risk Passive Investment Risk Tracking Error Risk

Non-Principal Risks of the Target Fund and Combined Fund	Non-Principal Risks Specific to the Target Fund	Non-Principal Risks Specific to the Combined Fund
European Economic Risk Non-U.S. Issuers Risk	N/A	Consumer Cyclical Industry Risk Consumer Staples Sector Risk Energy Sector Risk Risk of Investing in Developed Countries Technology Sector Risk Telecommunications Sector Risk

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund’s Prospectus, which accompanies this Combined Prospectus/Information Statement and is incorporated herein by reference. (Unless otherwise defined in this Combined Prospectus/Information Statement, all capitalized terms in the risk factors below have the meanings assigned in the Acquiring Fund’s Prospectus.)

Principal Risks

Asset Class Risk. The securities and other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the fund to underperform other investment vehicles that invest in different asset classes.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the fund’s adviser or an affiliate of the fund’s adviser, or a fund may invest in the fund and hold its investment for a specific period of time in order to facilitate commencement of the fund’s operations or to allow the fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the fund would be maintained at such levels, which could negatively impact the fund.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the fund, that invest in non-U.S. securities or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.

Balancing Risk Exposure Strategy Risk. The fund seeks long exposure to investment-grade and high-yield corporate bonds, long exposure to U.S. dollar-denominated MBS and TBAs, long exposure to U.S. Treasury securities and short exposure to U.S. Treasury futures and/or swaps, with a goal of balancing the expected contribution to risk from interest rates and credit spreads. There is no guarantee that the interest rate risk and credit spread risk will be balanced, or that the returns on the fund’s long or short positions will produce high, or even positive, returns. The fund could lose money if either or both the fund’s long and short positions produce negative returns.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the fund may “call” or repay the security before its stated maturity, and the fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the fund’s income, or in securities with greater risks or with other less favorable features.

Concentration Risk. The fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.

Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, depending on the issuer’s or counterparty’s financial condition and on the terms of the securities, which may be reflected in their credit ratings. There is the chance that the fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of the issuer’s creditworthiness may worsen, potentially reducing the fund’s income level or share price.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that have differences in credit quality or other factors) may increase. Widening credit spreads may reduce the market values of the fund’s securities. While the fund may employ strategies to mitigate credit spread risk, particularly diversification of the sectors of fixed-income securities held by the fund, these strategies may not be successful.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers and may cause the fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of fund assets and transactions, shareholder ownership of fund shares, and other data integral to the functioning of the fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the fund in order to resolve or prevent cyber incidents in the future. While the fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the fund cannot control the cyber security plans and systems put in place by service providers to the fund, issuers in which the fund invests, the Index Provider, market makers or Authorized Participants. The fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The fund may use futures, options and swaps in seeking to achieve the fund’s investment objective. The fund’s use of futures, options and swaps, like investments in other derivatives, may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Futures and swaps, like other derivatives, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Futures, similar to other derivatives, are also subject to the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired, exposing the fund to losses and making it more difficult for the fund to value accurately. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the fund seeks exposure or to the performance of the overall securities markets. For example, to the extent that the fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the fund to greater risk and increase its costs. To the extent that the fund invests in rolling futures contracts, it may be subject to additional risk. The impact of increasing U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the fund’s income and potentially in the value of the fund’s investments.

Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks, and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the fund.

Hedging Risk. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund’s hedging transactions, which entail additional transaction costs, will be effective.

The fund seeks to mitigate the potential impact of U.S. Treasury interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or similar positions through transactions in interest rate swaps. The fund’s short positions in U.S. Treasury futures and similar positions through transactions in interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. There is no guarantee that the fund’s short positions will achieve the targeted reduction in the interest rate risk of the long positions in bonds. In addition, when interest rates fall, long-only bond investments will perform better than the fund’s investments. In certain falling interest rate environments, the fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes. There is no guarantee the fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the fund’s short positions might be expected to mitigate the effects of such rises. The fund will incur expenses when entering into short positions. The use of hedging may result in certain adverse tax consequences, as noted in the Taxes section of the Prospectus.

High Portfolio Turnover Risk. Participation in TBA transactions may significantly increase the fund’s portfolio turnover rate and may cause the fund to pay higher capital gain distributions to shareholders (which may be taxable) than other iShares funds that do not participate in TBA transactions. High portfolio turnover (considered by the fund to mean higher than 100% annually) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect fund performance.

High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P Global Ratings and Fitch, or “Baa3” by Moody’s), or are unrated, may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. The major risks of high yield securities investments include:

•	High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.

•	Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

•	Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•	High yield securities frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield securities held by the fund, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

•	High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of the fund’s securities than is the case with securities trading in a more liquid market.

•	The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Income Risk. The fund’s income may decline when interest rates fall. This decline can occur because the fund may subsequently invest in lower-yielding bonds, as bonds in its portfolio mature, are near maturity, bonds in the Underlying Index are substituted, or the fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.

Index-Related Risk. The fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the fund and its shareholders.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the fund in turn rebalances its portfolio to attempt to increase the correlation between the fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the fund and its shareholders. Unscheduled rebalances to the Underlying Index may expose the fund to additional tracking error risk, which is the risk that the fund’s returns may not track those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the fund.

Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the fund’s investments to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets.

The historically low interest rate environment was created in part by the U.S. Board of Governors of the Federal Reserve System (the “Fed”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero percent. Economic recovery, the ending of the Fed’s quantitative easing program and the Fed’s increase in the target federal funds rate increase the likelihood of interest rates rising in the future.

Issuer Risk. The performance of the fund depends on the performance of individual securities to which the fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the fund invests in illiquid securities or securities that become less liquid, such investments may have a negative effect on the returns of the fund because the fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the fund invests in securities with substantial market and/or credit risk, the fund will tend to have increased exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market for such securities. Liquid investments may become illiquid or less liquid, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value, especially in changing or volatile markets. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the fund may suffer a loss. This risk may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be greater than normal. Other market participants may be attempting to liquidate fixed-income holdings at the same time as the fund, causing increased supply of the fund’s underlying investments in the market and contributing to liquidity risk and downward pricing pressure. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the fund.

Management Risk. The fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the fund may suffer through holding financial instruments in the face of market movements or uncertainty. Market risks may be influenced by price, currency and interest rate movements. Securities or other assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a security or other asset may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates will not have the same impact on all types of securities.

Market Trading Risk.

Absence of Active Market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.

Risk of Secondary Listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk. Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders.

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent NAV. The NAV of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or NAV. As a result, the trading prices of the fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the fund’s shares trading at a premium or discount to NAV.

Costs of Buying or Selling Fund Shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). The spread, which varies over time for shares of the fund based on trading volume and market liquidity, is generally narrower if the fund has more trading volume and market liquidity and wider if the fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Model Risk. Neither the fund nor BFA can offer assurances that the Underlying Index’s allocation model will achieve its intended results maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.

Mortgage-Backed Securities Risk. The fund invests in MBS issued by Fannie Mae, Ginnie Mae or Freddie Mac. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

MBS represent interests in “pools” of mortgages and are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other fixed-income securities may be able to repay principal prior to the security’s maturity causing the fund to have to reinvest in securities with a lower yield or higher risk of default, resulting in a decline in the fund’s income or return potential.

MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in income and potentially in the value of the investment.

Because of prepayment and extension risks, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. These securities are also subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn.

The fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage-pass through securities, which represent a significant portion of the Underlying Index, primarily through TBA transactions. Default or bankruptcy of a counterparty to a TBA transaction would expose the fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-pass-through securities specified in the TBA transaction.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that the fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.

Operational Risk. The fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk. The fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the fund’s assets in defensive positions under any market conditions, including declining markets.

Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Privately Issued Securities Risk. The fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the fund, and its value may decline as a result.

Risk of Investing in the United States. The fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the fund has exposure.

Securities Lending Risk. The fund may engage in securities lending. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the fund. BlackRock Institutional Trust Company, N.A., the fund’s securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the fund’s securities lending program.

Tracking Error Risk. Tracking error is the divergence of a fund’s performance from that of an applicable underlying index. Tracking error may occur because of differences between the securities and other instruments held in a fund’s portfolio and those included in the applicable underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the fund’s valuation of a security at the time of calculation of the fund’s NAV), differences in transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, tax gains or losses, changes to the applicable underlying index or the costs to the fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a fund incurs fees and expenses, while the applicable underlying index does not. INDEX ETFs THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES. Because the fundamental policies of the Fund do not provide for the Fund to concentrate holdings in accordance with the concentrations included in the Underlying Index, the Fund may experience higher tracking error than other index ETFs.

U.S. Government Issuers Risk. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government or U.S. government agencies and authorities may cause the value of the fund’s investments to decline. Direct obligations of U.S. government agencies and authorities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the fund.

Valuation Risk. The sale price the fund could receive for a security or other asset may differ from the fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the fund does not price its shares, the value of the securities or other assets in the fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the fund’s shares. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received had the fund not fair-valued securities or used a different valuation methodology. The fund’s ability to value investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Additional Risks. There is no guarantee that shares of the Combined Fund will not lose value. This means that, as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

Fundamental Investment Restrictions

The Target Fund’s fundamental investment restrictions are identical to the fundamental investment restrictions of the Acquiring Fund, as indicated in Appendix I.

Performance Information

The bar chart and table that follow show how the Target Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Target Fund. The bar chart and table assume that all dividends and distributions have been reinvested in the Target Fund. Past performance (before and after taxes) does not necessarily indicate how a fund will perform in the future. If BFA had not waived certain Target Fund fees during certain periods, the Target Fund’s returns would have been lower. For more information concerning the performance of the Target Fund, please refer to the Target Fund’s Prospectus and Annual Report. As shareholders of the Target Fund, you should have already received a copy of the Target Fund’s Prospectus and Annual Report. You may request additional copies of the Target Fund’s Prospectus and Annual Report at no charge by calling 1-800-iShares (1-800-474-2737) or writing the Target Fund.

The Acquiring Fund has not commenced operations and has no performance history.

ANNUAL TOTAL RETURNS

Target Fund1

As of 12/31

Year by Year Returns2 (Year Ended December 31)

[1]	Following the completion of the Reorganization, the Combined Fund will employ different investment strategies than the Target Fund in seeking to achieve its investment objective.
[2]	The Target Fund’s year-to-date return as of September 30, 2017 was 3.87%.

The best calendar quarter return during the periods shown above was 2.69% in the 1st quarter of 2016; the worst was -1.25% in the 4th quarter of 2016.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

As of 12/31/16 Average Annual Total Returns	1 Year	Since Fund Inception
Return Before Taxes	5.32%	2.43%
Return After Taxes on Distributions	4.04%	1.23%
Return After Taxes on Distributions and Sale of Fund Shares	3.00%	1.30%
Bloomberg Barclays U.S. Aggregate Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)[1]	2.65%	1.09%
Bloomberg Barclays U.S. Fixed Income Balanced Risk Index (Index returns do not reflect deductions for fees, expenses, or taxes)[2]	5.42%	N/A

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index is the reference index of the Target Fund.
[2]	The Bloomberg Barclays U.S. Fixed Income Balanced Risk Index is the Underlying Index of the Acquiring Fund and Combined Fund.

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Fund returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, fund returns after taxes on distributions and sale of fund shares may exceed fund returns before taxes and/or returns after taxes on distributions.

The accounting survivor of the Reorganization will be the Target Fund. As a result, the Combined Fund will continue the performance history of the Target Fund after the closing of the Reorganization.

Management of the Funds; Investment Advisory Agreement

BlackRock Fund Advisors. As investment adviser, BFA has overall responsibility for the general management and administration of the ETF Trust, the Trust and the funds. BFA provides an investment program for the Target Fund and manages the investment of its assets. BFA will have the same responsibility for the Combined Fund. In seeking to achieve each fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to a management agreement between the Adviser and the ETF Trust (entered into on behalf of the Target Fund), and between the Adviser and the Trust (entered into on behalf of the Acquiring Fund) (each, an “Investment Advisory Agreement”), the Adviser is responsible for substantially all expenses of each fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses(as determined by a majority of the Trustees who are not “interested persons” of the Trust). Each fund may also pay “Acquired Fund Fees and Expenses.”

For its investment advisory services to the Target Fund, BFA is paid a management fee from the Target Fund based on a percentage of the Target Fund’s average daily net assets, at the annual rate of 0.25%. The Adviser has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Target Fund in other registered investment companies advised by the Adviser, or its affiliates, through February 29, 2024. The contractual waiver may be terminated prior to February 29, 2024 only upon written agreement of the ETF Trust and the Adviser. In addition, the Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. The Combined Fund will be subject to the identical management fee arrangement as the Target Fund described above.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2017, BFA and its affiliates provided investment advisory services for assets in excess of $5.97 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the funds may also invest.

A discussion regarding the basis for the Target Fund board’s approval of the Investment Advisory Agreement with the Adviser is available in the Target Fund’s annual report for the fiscal year ended October 31, 2016. A discussion regarding the basis for the Acquiring Fund board’s approval of the Investment Advisory Agreement with the Adviser will be available in the Combined Fund’s semi-annual report for the period ending April 30, 2018.

Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of each fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

James Mauro has been employed by BFA as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Target Fund since 2015.

Scott Radell has been employed by BFA as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Target Fund since 2015.

Each fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership (if any) of shares in the applicable fund.

Terms of the Investment Advisory Agreement. BFA will manage the Combined Fund as investment adviser, pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement generally provides that, subject to the oversight of the Trust Board, BFA will: (a) perform, or arrange for the performance of, the management and administrative services necessary for the operation of the fund, including administering shareholder accounts and handling shareholder relations; (b) provide the fund with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Trust Board, from time to time shall determine to be necessary or useful to perform its obligations under the Investment Advisory Agreement; (c) on behalf of the fund, conduct relations with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable; (d) monitor the fund’s compliance with investment policies and restrictions as set forth in filings made by the fund under the federal securities laws; (e) make reports to the Trust Board of its performance of obligations under the Investment Advisory Agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the fund as it shall determine to be desirable; and (f) subject to the supervision, direction and approval of the Trust Board, conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of the fund’s assets.

Subject to the terms of the Investment Advisory Agreement, the Adviser is authorized, in its sole discretion, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the fund; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund and manage otherwise uninvested cash assets of the fund; (d) arrange for the pricing of fund securities; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the fund (in such respect, and only for this limited purpose, the Adviser will act as the fund’s agent and attorney-in-fact); (f) employ professional portfolio managers and securities analysts who provide research and other services to the fund; and (g) make decisions with respect to the use by the fund of borrowing for leverage or other investment purposes as consistent with the fund’s investment objectives and policies. The Adviser will in general take such action as is appropriate to effectively manage the fund’s investment practices.

In performing its obligations under the Investment Advisory Agreement, the Adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under the Investment Advisory Agreement.

Under the Investment Advisory Agreement, neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns are liable for any error of judgment or mistake of law or for any loss suffered by the Combined Fund or its shareholders in connection with the matters to which the Investment Advisory Agreement relates. The Adviser is or will be liable to the Combined Fund or its shareholders for a loss resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable by the Trust Board or by vote of holders of a majority of the outstanding voting securities of the Combined Fund, at any time without penalty, on 60 days’ written notice to the Adviser. BFA may also terminate its advisory relationship with respect to the Combined Fund on 60 days’ written notice to the Combined Fund.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for each fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Iron Street, Boston, MA 02210. Pursuant to the Service Module for Fund Administration and Accounting Services with the ETF Trust and the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the ETF Trust, the Trust and each fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services.

Pursuant to the Service Module for Custodial Services with the ETF Trust and the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the ETF Trust, the Trust and each fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the ETF Trust and the Trust, as applicable, to deliver securities held by State Street and to make payments for securities purchased by the ETF Trust and the Trust for the Target Fund and Acquiring Fund, respectively. State Street is authorized to appoint certain foreign custodians or foreign custody managers for fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the ETF Trust and the Trust, State Street acts as a transfer agent for each fund’s authorized and issued shares of common stock, and as dividend disbursing agent of the ETF Trust and the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee. State Street will continue to provide these services following the closing of the Reorganization with respect to the Combined Fund.

Distributor

BlackRock Investments, LLC, at 1 University Square Drive, Princeton, NJ 08540, acts as each fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

Other Service Providers

Willkie Farr & Gallagher LLP serves as each fund’s counsel. PricewaterhouseCoopers LLP serves as each fund’s independent registered public accounting firm.

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Dividends and Distributions

Dividends from net investment income, if any, generally are declared and paid at least once a year by the Target Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the ETF Trust may make distributions on a more frequent basis for the Target Fund. The Target Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains. Following the closing of the Reorganization, the Target Fund’s dividends and distributions policy will be continued by the Combined Fund.

Buying, Selling and Valuation of Shares

Shareholders should refer to the Acquiring Fund’s Prospectus (a copy of which accompanies this Combined Prospectus/Information Statement) for the specific procedures applicable to purchases and sales of shares. The following discussion describes the policies and procedures related to the purchase, sale and valuation of shares of the funds, which are identical, and which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization.

Buying and Selling Shares. Shares of a fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as defined and discussed in the “Creations and Redemptions” section of each fund’s Prospectus. Only an Authorized Participant (as defined in the “Creations and Redemptions” section of each fund’s Prospectus) may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). Information showing the number of days the market price of fund shares was greater than the fund’s NAV and the number of days it was less than the fund’s NAV (i.e., premium or discount) for the most recently completed calendar year for the Target Fund, and the most recently completed calendar quarters since that year, is available in the semi-annual and annual reports, which are available free of charge at www.iShares.com. This information will continue to be reported for the Combined Fund as mandated by SEC rules. The Acquiring Fund has not yet commenced operations, so no market price information is available for the Acquiring Fund.

Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. Neither the ETF Trust nor the Trust impose any minimum investment for shares of a fund purchased on an exchange or otherwise in the secondary market. The Target Fund’s shares trade under the ticker symbol “FIBR” on Cboe BZX. It is expected that the shares of the Combined Fund will also trade under the ticker symbol “FIBR”.

Buying or selling fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if the fund has high trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The national securities exchange on which the Target Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Target Fund’s primary listing exchange is Cboe BZX. Shares of the Combined Fund are also expected to be listed on Cboe BZX.

Book Entry. Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and holds legal title to all shares.

Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other registered investment company securities that you hold in book-entry or “street name” form.

Share Prices. Currently, only shares of the Target Fund are listed for trading on an exchange. Shares of the Combined Fund are expected to be listed on the Cboe BZX under the ticker symbol “FIBR.” The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the fund, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities or other assets held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. Each fund’s valuation policies provide that the NAV of the fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of each fund is calculated by dividing the value of the net assets of the fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by a fund are determined pursuant to valuation policies and procedures approved by its board.

The fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the fund’s approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the fund are determined as of such times.

When market quotations are not readily available or are believed by BFA to be unreliable, a fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board and the Trust Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by a fund is the amount the fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing a fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.

Tax Information

Each fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of a fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

A description of the ETF Trust’s and the Trust’s policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in the fund’s Statement of Additional Information. The top holdings of the Target Fund can be found at www.iShares.com. Currently, the Acquiring Fund does not hold any securities. Fund fact sheets provide information regarding the Target Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Market Timing Trading Policies and Procedures

The Board and the Trust Board have each adopted a policy of not monitoring for frequent purchases and redemptions of fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for a fund’s portfolio securities and the reflection of that change in the fund’s NAV (“market timing”), because the fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. Neither the Board nor the Trust Board has adopted a policy of monitoring for other frequent trading activity because shares of the funds are or will be listed for trading on a national securities exchange.

FINANCIAL HIGHLIGHTS

The financial highlights table for the Target Fund has been derived from (i) the Annual Report to Shareholders of the Target Fund for the fiscal year ended October 31, 2016, which has been audited by PricewaterhouseCoopers LLP and (ii) the Semi-Annual Report to Shareholders of the Target Fund for the six months ended April 30, 2017, which is unaudited.

(For a share outstanding throughout each period)

	Six months ended Apr. 30, 2017 (Unaudited)	Year ended Oct. 31, 2016	Period from Feb. 24, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$100.60	$98.33	$99.60

Income from investment operations:
Net investment income[b]	1.31	2.75	1.74
Net realized and unrealized gain (loss)[c]	(0.51)	2.40	(1.29)

Total from investment operations	0.80	5.15	0.45
Less distributions from:
Net investment income	(1.25)	(2.79)	(1.72)
Return of Capital	—	(0.09)	—

Total distributions	(1.25)	(2.88)	(1.72)

Net asset value, end of period	$100.15	$100.60	$98.33

Total return	0.79%[d]	5.32%	0.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$110,160	$70,418	$73,750
Ratio of expenses to average net assets[e]	0.24%	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.25%	0.25%	0.26%
Ratio of net investment income to average net assets[e]	2.66%	2.78%	2.58%
Portfolio turnover rate[f,g]	331%[d]	569%	362%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and shares of the Acquiring Fund. The Reorganization Agreement is attached as Appendix II — “Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders in a liquidating distribution in redemption of all outstanding shares of the Target Fund, and thereafter the Target Fund will be terminated as a series of the ETF Trust.

A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of the liabilities of the Target Fund and shares of the Acquiring Fund.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for shares of the Acquiring Fund that in aggregate are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the funds, and the assumption by the Acquiring Fund of the liabilities of the Target Fund.

The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund in a liquidating distribution in redemption of all outstanding shares of the Target Fund promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the ETF Trust.

The Target Fund has made certain standard representations and warranties to the Acquiring Fund, and vice versa, regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the funds and performance and compliance in all material respects with the funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the funds.

Reasons for the Reorganization

The factors considered by the Board include, but are not limited to, the following:

•	BFA believes that certain investors or intermediaries have preferences for passive ETFs rather than active ETFs, even when they are following similar investment strategies;

•	BFA believes that if the Target Fund were to experience growth in assets, a larger asset base would enable the fund to improve diversification, better achieve its investment objective and generate more secondary market liquidity. A larger asset base would allow the Combined Fund to more easily diversify the issuers and securities in its portfolio to more closely track its index and achieve its investment objective. The number of ETF shares available for secondary market trading may also increase lowering bid/ask spreads as the asset base grows;

•	BFA believes that the continuation of the Target Fund is not in the best interests of the Target Fund or its shareholders because it would be relatively adverse to the economic viability of the Target Fund to continue to operate as an active ETF in its current registrant, as compared to the available option of the transfer of assets and liabilities into a newly-created passive series of the Trust;

•	the Acquiring Fund has not yet commenced operations and is intended to essentially continue the Target Fund’s operations as a passively managed ETF;

•	BFA does not expect that the change in the investment objective will have a significant effect on the Target Fund’s investments or the risks related to such investments;

•	there will be no change to the Target Fund’s fundamental investment policies, but the Target Fund’s non-fundamental investment policy of investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed-income securities will be revised to invest at least 80% of its net assets in securities of the Acquiring Fund’s Underlying Index comprised of similar securities;

•	the Combined Fund would have total and net annual fund operating expenses immediately after the Reorganization that are expected to be the same as those of the Target Fund immediately prior to the Reorganization and the management fee is the same for both the Target Fund and the Combined Fund;

•	all members of the portfolio management team (as described below under “Comparison of the Funds — Management of the Funds”) who currently manage the Target Fund are expected to manage the Combined Fund following the closing of the Reorganization;

•	BFA does not expect any gain or loss to be recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction;

•	the aggregate NAV of the shares that shareholders of the Target Fund will receive in the Reorganization will equal the aggregate NAV of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

•	the costs associated with the Reorganization for the Target Fund will be paid by BFA or its affiliates, and will not be borne by the Target Fund’s shareholders.

The Board also considered other potential tax consequences to the funds (including the ability of the Combined Fund to assume any loss carryforwards of the Target Fund). The Board, including a majority of the Independent Trustees, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to NAV as a result of the Reorganization. The Trust Board also concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund. The determinations were made on the basis of the business judgment of each Trustee after consideration of all of the factors taken as a whole, though individual members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisors as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each fund receive an opinion from Willkie Farr & Gallagher LLP, counsel to each fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code. As a “reorganization” within the meaning of section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and Acquiring Fund shares.

•	No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•	The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor, provided that such shareholder held the Target Fund shares as capital assets at the time of the Reorganization.

•	The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period).

The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to be taxed under the rules applicable to regulated investment companies as defined in section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

The capital loss carryforwards, if any, of the Target Fund will not be limited by reason of the Reorganization as the Target Fund does not currently have any capital loss carryforwards.

Shareholders of the Target Fund may sell their shares at any time prior to the closing of the Reorganization, unless and until the relevant exchange has suspend trading of the Target Fund’s shares as described above. Generally, these are taxable transactions. Shareholders must consult with their own tax advisors regarding potential transactions.

Expenses of the Reorganization

BFA has agreed to pay all of the costs associated with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, counsel to the Target Fund and the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund have been passed on by Richards, Layton & Finger, P.A., which serves as Delaware counsel to the Trust.

OTHER INFORMATION

Capitalization

The following table sets forth as of April 30, 2017: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro-forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different at the time that the Reorganization is scheduled to be completed as a result of daily share purchase and sale activity.

Fund	Total Net Assets	NAV Per Share	Shares Outstanding
Target Fund	$110,159,991	$100.15	1,100,000
Acquiring Fund	N/A	N/A	N/A
Pro-Forma Adjustments	$0	$0	0
Pro-Forma Combined Fund[1]	$110,159,991	$100.15	1,100,000

[1]	Assumes the Reorganization had taken place as of April 30, 2017, the date of the most recent issued interim financial statements of the Target Fund.

Shareholder Information

As of December 1, 2017, there were 1,400,000 shares of the Target Fund outstanding,

As of such date, the Trustees and officers of the ETF Trust as a group owned less than 1% of the shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of the Target Fund, except as follows:

Target Fund
Name	Address	% of Fund	% of Combined Fund Post Closing
The Bank of New York Mellon	401 Salina Street 2nd Floor Syracuse, NY 13202	19.90%	19.90%

National Financial Services LLC	200 Liberty Street 5th Floor New York, NY 10281	15.83%	15.83%

LPL Financial Corporation	9785 Towne Centre Drive San Diego, CA 92121-1968	9.19%	9.19%

Merrill Lynch, Pierce, Fenner & Smith Incorporated — TS Sub	101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	8.56%	8.56%

Citibank, N.A.	3800 CitiBank Center Tampa Building A/Floor 2 Tampa, FL 33610	5.80%	5.80%

Merrill Lynch, Pierce, Fenner & Smith Incorporated	101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.65%	5.65%

Charles Schwab & Co., Inc.	111 Pavonia Avenue Jersey City, NJ 07310	5.56%	5.56%

Reliance Trust Company	3300 Northeast Expressway Building 1, Suite 200 Atlanta, GA 30341	5.54%	5.54%

Pershing LLC	One Pershing Plaza Jersey City, NJ 07399	5.39%	5.39%

*	Record holder that might not also beneficially hold the shares.

As of December 1, 2017, there were no shares of the Acquiring Fund outstanding.

As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of the Acquiring Fund.

Shareholder Rights and Obligations

The Target Fund is a series of the ETF Trust, a statutory trust organized under the laws of the State of Delaware. Under the ETF Trust’s organizational documents, the Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value. The Acquiring Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware. Under the Trust’s organizational documents, the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

With respect to each fund, shares have equal dividend, distribution, liquidation, and voting rights.

There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective Prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each of the Acquiring Fund and the Target Fund will not:

1.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act.

2.	Borrow money, except as permitted under the 1940 Act.

3.	Issue senior securities to the extent such issuance would violate the 1940 Act.

4.	Purchase or hold real estate, except the New Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the New Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the New Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.

7.	Make loans to the extent prohibited by the 1940 Act.

I-1

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this         day of                     , 2018, by and between iShares U.S. ETF Trust, a registered investment company and a Delaware statutory trust (the “ETF Trust”), on behalf of its series, iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Target Fund”), and iShares Trust, a registered investment company and a Delaware statutory trust (the “Trust”), on behalf of its newly-created series, iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of All Liabilities (as defined in paragraph 1.3) of the Target Fund and shares of the Acquiring Fund (such amount of Acquiring Fund shares, the “Acquiring Fund Shares”) having an aggregate net asset value (“NAV”) equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by All Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and redemption of all outstanding shares of the Target Fund; and (iii) the dissolution of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”);

WHEREAS, each of the ETF Trust and the Trust is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund qualifies and the Acquiring Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the ETF Trust, on behalf of the Target Fund, has determined that the Reorganization is appropriate and in the best interests of the Target Fund and that the Reorganization is advisable;

WHEREAS, the Board of Trustees of the Trust, on behalf of the Acquiring Fund, has determined that the Reorganization is appropriate and in the best interests of the Acquiring Fund and that the Reorganization is advisable.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of All

Liabilities (as defined in paragraph 1.3) of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the NAV of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume All Liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (“All Liabilities”). The Acquiring Fund shall assume All Liabilities of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the ETF Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, shall make any filings with the state of Delaware that are required under the laws of the state of Delaware to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will be terminated as a separate series of the ETF Trust. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the ETF Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the ETF Trust, on behalf of the Target Fund.

1.8 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund transferred to the Acquiring Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.9 ACTION BY THE TRUST, ON BEHALF OF THE ACQUIRING FUND; ACTION BY THE ETF TRUST, ON BEHALF OF THE TARGET FUND. The Trust, on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Trust, on behalf of the Acquiring Fund. The ETF Trust, on behalf of the Target Fund, shall take all actions expressed herein as being the obligations of the ETF Trust, on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Acquiring Fund Shares of an aggregate NAV equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of All Liabilities of the Target Fund assumed by the Acquiring Fund, shall be delivered by the Acquiring Fund in exchange for such Assets of the Target Fund. The NAV per share of the Acquiring Fund Shares and of the Target Fund shares shall be the NAV per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on             , 2018 or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. Eastern Time on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer that shall include certain statements to be agreed upon by the Acquiring Fund, the Target Fund and the Target Fund Custodian regarding the (a) delivery of the Assets in proper form to the Acquiring Fund on the Closing Date; and (b) payment or provision for payment of all necessary taxes including all applicable federal and state stock transfer stamps, if any, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (i) (a) the primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, or (ii) the transfer of the Assets of the Target Fund is restricted, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting or transferability is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent (the “Target Fund Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ETF TRUST, ON BEHALF OF THE TARGET FUND. The ETF Trust, on behalf of the Target Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The ETF Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The ETF Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the ETF Trust or the Target Fund. The Target Fund is a legally designated, separate series of the ETF Trust.

(b) The ETF Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The registration statement of the Trust, on behalf of the Acquiring Fund, and the prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, or, if a registration statement is not required, an information statement containing substantially similar information, as such registration statement or information statement may be amended or supplemented subsequent to the effective date of the registration statement or information statement (in each case, the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the ETF Trust and to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the ETF Trust, on behalf of the Target Fund, and to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the ETF Trust or to the Acquiring Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the ETF Trust, on behalf of the Target Fund, will not result in the violation of Delaware state law, or any provision of the ETF Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the ETF Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the Target Fund, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date.

(g) To the ETF Trust’s knowledge, except as previously disclosed to the Trust, there are no litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body that are pending or threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The ETF Trust knows of no facts, except as previously disclosed to the Board of the Trust, that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of October 31, 2016 and for the most recent fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied (“GAAP”) and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Target Fund for the six months ended April 30, 2017 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund, whether actual or contingent and whether or not determined or determinable as of such date, that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of October 31, 2016 and the unaudited financial statements for the six months ended April 30, 2017, other than those otherwise disclosed to the Trust or occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business or as otherwise disclosed to the Trust). For the purposes of this paragraph 4.1(i), a decline in the NAV of the Target Fund due to declines in the value of the Target Fund’s Assets, a decline in the market price of Target Fund shares, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since October 31, 2016, there has not been (i) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at NAV in accordance with the terms in the current prospectus for the Target Fund; (ii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (iv) any amendment of the ETF Trust’s organizational documents in a manner materially affecting the Target Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the ETF Trust’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The ETF Trust is authorized to issue an unlimited amount of shares of beneficial interest, no par value, of the Target Fund. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) The ETF Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Board of Trustees of the ETF Trust, and this Agreement constitutes a valid and binding obligation of the ETF Trust, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the ETF Trust, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund or by the ETF Trust, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement or the approval of this Agreement by the Target Fund Shareholders, if required by applicable law, no consent, approval, authorization, or order of any court, governmental authority or shareholder is required for the consummation by the ETF Trust, on behalf of the of the Target Fund, of the transactions contemplated herein, except such as may be required by the Commission or under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act and state securities laws. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except as may be required by the Target Fund’s listing exchange.

4.2 REPRESENTATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the ETF Trust, on behalf of the Target Fund, as follows:

(a) The Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Trust.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust, on behalf of the Acquiring

Fund, and to the Acquiring Fund based on information provided in writing by the Acquiring Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and to the Acquiring Fund based on information provided in writing by the Acquiring Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquiring Fund with respect to the Trust or to the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus and statement of additional information, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust on behalf of the Acquiring Fund, will not result in the violation of, Delaware state law or any provision of the Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

(f) To the Trust’s knowledge, except as previously disclosed to the ETF Trust, there are no litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Trust, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) There has not been (i) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at NAV in accordance with the terms in the current prospectus for the Acquiring Fund; (ii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (iv) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(h) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed, if any, have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Trust’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(i) The Trust is authorized to issue an unlimited number of shares of beneficial ownership interests with no par value of the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(j) The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Board of Trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(l) The information to be furnished by the Acquiring Fund or by the Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(m) The Acquiring Fund will qualify as a RIC as of its first taxable year, which includes the Closing Date.

(n) No consent, approval, authorization, or order of any court, governmental authority, or shareholder is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required by the Commission or under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except as may be required by the Acquiring Fund’s listing exchange.

(o) The Acquiring Fund Shares are duly registered under the 1934 Act, and are or will be listed for trading on a national securities exchange.

ARTICLE V

COVENANTS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE ETF TRUST, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.4, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and All Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, certified by the Treasurer or Assistant Treasurer of the ETF Trust, on behalf of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Trust’s officers and agents, acting on behalf of the Acquiring Fund, all books and records of the Target Fund, and the Acquiring Fund shall make available to the ETF Trust’s officers and agents, acting on behalf of the Target Fund, all books and records of the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION OR ASSIGNMENT. The ETF Trust, on behalf of the Target Fund, will terminate or assign all agreements to which the ETF Trust, on behalf of the Target Fund, is a party (other than this Agreement) as they relate to the Target Fund, effective as of the Closing Date without any liability not paid prior to the Closing Date.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the ETF Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will, if necessary, prepare and file with the Commission the Registration Statement and/or an information statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund that shall provide information relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of section 368(a) of the Code.

Neither the Acquiring Fund (nor the Trust, on behalf of the Acquiring Fund) nor the Target Fund (nor the ETF Trust, on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary, to enable Willkie Farr & Gallagher LLP, counsel to the ETF Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the ETF Trust, on behalf of the Target Fund, shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of section 381 of the Code.

5.12 INFORMATION STATEMENT. The ETF Trust, on behalf of the Target Fund, agrees to, as may be necessary, prepare and file with the Commission any and all other documents as may be necessary to effectuate the merger.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ETF TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the ETF Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Trustees of the ETF Trust, on behalf of the Target Fund, has approved this Agreement with respect to the Target Fund, and such approval remains in full force and effect as of the Closing Date.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the ETF Trust, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the ETF Trust, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the ETF Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Board of Trustees of the Trust, on behalf of the Acquiring Fund, has approved this Agreement with respect to the Acquiring Fund, and such approval remains in full force and effect as of the Closing Date.

7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.4 The ETF Trust, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) as they relate to the Target Fund and pursuant to which the Target Fund has outstanding or contingent liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE ETF TRUST, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the ETF Trust, on behalf of the Target Fund, the Target Fund, the Trust, on behalf of the Acquiring Fund, or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 Intentionally left blank.

8.2 The Commission shall not have issued an unfavorable report under section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund, the ETF Trust, on behalf of the Target Fund or the Trust, on behalf of the Acquiring Fund, or any of the investment advisers, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 No action shall have been commenced or threatened by the Commission, any securities exchange on which shares of the Acquiring Fund or the Target Fund are listed, or any shareholder of the Acquiring Fund or the Target Fund seeking to prevent or materially alter the transactions contemplated by this Agreement.

8.7 The Trust, on behalf of the Acquiring Fund, and the ETF Trust, on behalf of the Target Fund, each shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Trust, on behalf of the Acquiring Fund, and the ETF Trust, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of All Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders and then the complete dissolution of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(b) under section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of All Liabilities of the Target Fund;

(c) under section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of All Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund;

(d) under section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) under section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) under section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization; and

(h) under section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period).

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Acquiring Fund, nor the ETF Trust, on behalf of the Target Fund, may waive the conditions set forth in this Paragraph 8.7.

ARTICLE IX

EXPENSES

9.1 BlackRock Fund Advisors will bear all the expenses of the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust, on behalf of the Acquiring Fund, and the ETF Trust, on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated at any time prior to the Closing Date by the mutual agreement of the Trust, on behalf of the Acquiring Fund, and the ETF Trust, on behalf of the Target Fund. In addition, the Trust, on behalf of the Acquiring Fund or the ETF Trust, on behalf of the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board, or officers, as applicable, to the other party or its Board. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust, on behalf of the Acquiring Fund, and the officers of the ETF Trust, on behalf of the Target Fund, as specifically authorized by the respective Board.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund or Target Fund hereunder shall not be binding upon any of the ETF Trust’s or the Trust’s trustees, shareholders, nominees, officers, agents or employees of the ETF Trust or the Trust personally, but shall bind only the property of the Acquiring Fund and Target Fund, as provided in the ETF Trust’s declaration of trust and by-laws and the Trust’s declaration of trust and by-laws, respectively. Moreover, no series of the ETF Trust other than the Target Fund shall be responsible for the obligations of the Target Fund hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. No series of the Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust on behalf of the Acquiring Fund and the Board of Trustees of the ETF Trust on behalf of the Target Fund and signed by authorized officers of the Trust and the ETF Trust, respectively, acting as such. Neither the authorizations by such Boards nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the ETF Trust as provided in its declaration of trust and the Trust as provided in its declaration of trust.

ARTICLE XIV

NOTICES

14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, c/o State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02210, Attention: iShares – Ben Archibald, Secretary, or to the Acquiring Fund, c/o State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116, Attention: iShares — Ben Archibald, Secretary, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

iShares U.S. ETF Trust on behalf of its series, iShares Edge U.S. Fixed Income Balanced Risk ETF

By:
Name:
Title:

iShares Trust on behalf of its series, iShares Edge U.S. Fixed Income Balanced Risk ETF

By:
Name:
Title:

BlackRock Fund Advisors (solely for purposes of Article IX hereof)

By:
Name:
Title:

iSHARES TRUST

iShares Edge U.S. Fixed Income Balanced Risk ETF

PART B

STATEMENT OF ADDITIONAL INFORMATION

December 26, 2017

This Statement of Additional Information (“SAI”) contains information that may be of interest to shareholders of iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Target Fund”), a series of iShares U.S. ETF Trust, a Delaware statutory trust (the “ETF Trust”), and iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Acquiring Fund”), a series of iShares Trust, a Delaware statutory trust (the “Trust”), regarding the reorganization of the Target Fund into the Acquiring Fund. As described in the related Combined Prospectus/Information Statement dated December 26, 2017, the reorganization would involve the transfer of the assets of the Target Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and shares of such Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares and any cash it receives to its shareholders in complete liquidation of the Target Fund. After all shares of the Target Fund have been redeemed, the Target Fund will be terminated as a series of ETF Trust.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Information Statement. The Combined Prospectus/Information Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to iShares Edge U.S. Fixed Income Balanced Risk ETF c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540 or by calling 1-800-iShares (1-800-474-2737).

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

SAI-1

Additional Information about the Target Fund and the Acquiring Fund	SAI-3
Financial Statements	SAI-3
Pro Forma Financial Statements	SAI-3

SAI-2

ADDITIONAL INFORMATION ABOUT

THE TARGET FUND AND THE ACQUIRING FUND

For the Target Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended October 31, 2016, filed January 6, 2017 (SEC Accession No. 0001193125-17-004401), and the Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2017, filed July 7, 2017 (SEC Accession No. 0001193125-17-224134).

For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A, filed and dated December 21, 2017, as supplemented (SEC Accession No. 0001193125-17-376307).

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Target Fund for the fiscal year ended October 31, 2016 and (ii) the Semi-Annual Report of the Target Fund for the fiscal period ended April 30, 2017, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the applicable fund. The financial statements therein, and, in the case of the Annual Report, the report of the independent registered public accounting firm therein, are incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the Reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly-organized fund and does not have any asset or liabilities as of the date hereof. The Target Fund will be the accounting and performance survivor and the Target Fund’s accounting and performance information will carry over to the Acquiring Fund.

SAI-3

PART C

OTHER INFORMATION

Item 15. Indemnification

The Trust (also referred to in this section as the “Fund”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”). The Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a trustee or officer and against amounts paid or as incurred in the settlement thereof. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders, as adjudicated by a court or body before which the proceeding was brought, that was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; and

(b) as adjudicated by a court or body before which the proceeding was brought, officers and trustees of the Trust are indemnified only for actions taken in good faith that the officers and trustees reasonably believed were in or not opposed to the best interests of the Trust.

The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard; provided, however, that any shareholder, by appropriate legal proceedings, may challenge any such determination by the trustees or by independent legal counsel.

Article IX of Registrant’s Amended and Restated By-Laws provides as follows:

The Amended and Restated By-Laws provides that the Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a trustee, officer, or employee of a corporation, partnership, association, joint venture, trust, or other enterprise, against any liability asserted against and incurred by such Covered Person or employee in any such capacity or arising out of his or her status as such, whether or not the trustees would have the power to indemnify him or her against such liability. The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any trustee or officer of the Trust against any liability to the Trust or its Shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

1933 Act:

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Section 17.1 of the Master Services Agreement between Registrant and State Street provides as follows:

The Master Services Agreement provides that State Street will indemnify, defend and hold harmless the applicable Fund, its Affiliates, and its respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) breach by State Street or any State Street Personnel of any of its data protection, information security or confidentiality obligations hereunder or under a Service Module to which such Fund is a signatory; (b) any claim of infringement or misappropriation of any Intellectual Property Right alleged to have occurred because of systems or other Intellectual Property provided by or on behalf of State Street or based upon the performance of the Services (collectively, the “State Street Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from; (i) changes made by any Fund or by a third party at the direction of a Fund to the State Street Infringement Items; (ii) changes to the State Street Infringement Items recommended by State Street and not made due to a request from any Fund, provided that State Street has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the State Street Infringement Items with products or services not provided or approved in writing by State Street, except to the extent such combination arises out of any Fund’s use of the State Street Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event of a knowing infringement by State Street); or (v) use by a Fund of any of the State Street Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement or any Service Module; (c) any claim or action by, on behalf of, or related to, any prospective, then-current or former employees of State Street, arising from or in connection with a Service Module to which a Fund is a signatory, including: (i) any claim arising under occupational health and safety, worker’s compensation, ERISA or other applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of State Street; (iii) any claim relating to any violation by employees of State Street, or its respective officers, directors, employees, representatives or agents, of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then-current or former employees of State Street; (d) the failure by State Street to obtain, maintain, or comply with any governmental approvals as required under the Master Services Agreement and/or a Service Module to which such Fund is a signatory or such other failures as otherwise agreed by the Parties from time to time; (e) claims by third parties arising from claims by governmental authorities against such Customer for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with State Street’s failure to perform its responsibilities under the Master Services Agreement or any Service Module (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (f) claims by clients of State Street relating to services, products or systems provided by State Street or a Subcontractor to such client(s) in a shared or leveraged environment; (g) any claim initiated by an Affiliate or potential or actual Subcontractor of State Street asserting rights in connection with a Service Module to which such Fund is a signatory; or (h) other claims as otherwise agreed by the Parties from time to time.

Section 8.02 of the Distribution Agreement between Registrant and BRIL provides as follows:

The Distribution Agreement provides that BRIL agrees to indemnify and hold harmless the Trust, each of its trustees, officers, employees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the “Trust Indemnified Parties”) from and against any and all losses to which the Trust Indemnified Parties become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Trust by BRIL about BRIL expressly for use therein; (ii) any breach of any representation, warranty or covenant made by BRIL in the Distribution Agreement; and (iii) the actions or omissions of any person acting under the supervision of BRIL in providing services under the Distribution Agreement; provided, however, that BRIL shall not be liable in any such case to the extent that any loss arises out of or is based upon (A) the Trust’s own willful misfeasance, willful misconduct or gross negligence or the Trust’s reckless disregard of its obligations under the Distribution Agreement or (B) the Trust’s material breach of the Distribution Agreement.

The Authorized Participant Agreement provides that the Authorized Participant (the “Participant”) agrees to indemnify and hold harmless the Fund and its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”) from and against any loss, liability, cost and expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of the Authorized Participant Agreement that relates to the Participant; (ii) any failure on the part of the Participant to perform any of its obligations set forth in the Authorized Participant Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annex II, III or IV (as each may be amended from time to time) of the Authorized Participant Agreement reasonably believed by the distributor and/or the transfer agent to be genuine and to have been given by the Participant.

Section 5.1(c) of the Amended and Restated Securities Lending Agency Agreement provides as follows:

The Amended and Restated Securities Lending Agency Agreement provides that BTC shall indemnify and hold harmless the Trust, each fund, its Board of Trustees and its agents and BFA and any investment adviser for the funds from any and all loss, liability, costs, damages, actions, and claims (“Loss”) to the extent that any such Loss arises out of the material breach of this Agreement by or negligent acts or omissions or willful misconduct of BTC, its officers, directors or employees or any of its agents or subcustodians in connection with the securities lending activities undertaken pursuant to this Agreement, provided that BTC’s indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to BTC.

Item 16. Exhibits

(1)(a)	Restated Certificate of Trust, dated September 13, 2006, is incorporated herein by reference to Post-Effective Amendment No. 53 to the Trust’s Registration Statement on Form N-1A, filed September 19, 2006.

(b)	Amended and Restated Agreement and Declaration of Trust, dated September 17, 2009, is incorporated herein by reference to Post-Effective Amendment No. 303 to the Trust’s Registration Statement on Form N-1A, filed October 16, 2009.

(2)	Amended and Restated By-Laws, dated April 20, 2010, are incorporated herein by reference to Post-Effective Amendment No. 418 to the Trust’s Registration Statement on Form N-1A, filed May 4, 2010.

(3)	None.

(4)	Form of Agreement and Plan of Reorganization is included at Appendix II of the Registration Statement on Form N-14.

(5)	Instruments Defining Rights of Shareholders – Incorporated herein by reference to Exhibit (1) above.

(6)(a)	Investment Advisory Agreement, dated December 1, 2009, between the Trust and BlackRock Fund Advisors (“BFA”) is incorporated herein by reference to Post-Effective Amendment No. 354 to the Trust’s Registration Statement on Form N-1A, filed December 28, 2009.

(b)	Schedule A to the Investment Advisory Agreement between the Trust and BFA is filed herein.

(c)	Schedule A to the Investment Advisory Agreement between iShares, Inc. and BFA is incorporated herein by reference to Post-Effective Amendment No. 1,857, filed December 20, 2017 (“PEA No. 1,857”).

(d)	Master Advisory Fee Waiver Agreement, dated December 1, 2009, between the Trust and BFA is incorporated herein by reference to Post-Effective Amendment No. 512 to the Trust’s Registration Statement on Form N-1A, filed March 24, 2011.

(e)	Schedule A to the Master Advisory Fee Waiver Agreement is incorporated herein by reference to PEA No. 1,857.

(f)	Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 773 to the Trust’s Registration Statement on Form N-1A, filed October 15, 2012.

(g)	Sub-Advisory Agreement, dated December 1, 2010, between BFA and BlackRock International Limited (“BIL”) is incorporated herein by reference to Post-Effective Amendment No. 529 to the Trust’s Registration Statement on Form N-1A, filed April 21, 2011.

(h)	Exhibit A to the Sub-Advisory Agreement between BFA and BIL is incorporated herein by reference to Post-Effective Amendment No. 1,723, filed February 24, 2017.

(7)(a)	Distribution Agreement, dated February 3, 2012, between the Trust and BlackRock Investments, LLC (“BRIL”) is incorporated herein by reference to Post-Effective Amendment No. 921 to the Trust’s Registration Statement on Form N-1A, filed July 10, 2013.

(b)	Exhibit A to the Distribution Agreement is filed herein.

(8)	Not applicable.

(9)	Service Module for Custodial Services, dated April 21, 2011, is incorporated herein by reference to Post-Effective Amendment No. 573 to the Trust’s Registration Statement on Form N-1A, filed August 19, 2011 (“PEA No. 573”).

(10)	Not applicable.

(11)	Legal Opinion and Consent of Richards, Layton & Finger, P.A. is incorporated herein by reference to the Trust’s Registration Statement on Form N-14, filed November 24, 2017.

(12)	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP, tax counsel for the Registrant, is incorporated herein by reference to the Trust’s Registration Statement on Form N-14, filed November 24, 2017.

(13)(a)	Master Services Agreement, dated April 21, 2011, between the Trust and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Post-Effective Amendment No. 551 to the Trust’s Registration Statement on Form N-1A, filed June 27, 2011.

(b)	Exhibit A to the Master Services Agreement is filed herein.

(c)	Service Module for Fund Administration and Accounting Services, dated April 21, 2011, is incorporated herein by reference to PEA No. 573.

(d)	Service Module for Transfer Agency Services, dated April 21, 2011, is incorporated herein by reference to PEA No. 573.

(e)	Amended and Restated Securities Lending Agency Agreement, dated January 1, 2015, among the Trust, iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc., iShares U.S. ETF Trust and BlackRock Institutional Trust Company, N.A. (“BTC”) is incorporated herein by reference to Post-Effective Amendment No. 1,318, filed February 4, 2015.

(f)	Schedule A to the Amended and Restated Securities Lending Agency Agreement is filed herein.

(g)	Form of Master Securities Loan Agreement (including forms of Annexes, Schedule and Appendix thereto) is incorporated herein by reference to Post-Effective Amendment No. 369 to the Trust’s Registration Statement on Form N-1A, filed January 22, 2010.

(h)	Sublicense Agreement, dated June 30, 2017, among the Trust, iShares, Inc. and BFA for the BlackRock Index Services LLC Indexes, as that term is defined in the Agreement (“BlackRock Index Services LLC Sublicense Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 1,792, filed August 1, 2017.

(i)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the C&S Indexes, as that term is defined in the Agreement (“C&S Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,512, filed October 21, 2015 (“PEA No. 1,512”).

(j)	Exhibit A to the C&S Sublicense Agreement is incorporated herein by reference to PEA No. 1,512.

(k)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Dow Jones Indexes, as that term is defined in the Agreement (“Dow Jones Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,512.

(l)	Exhibit A to the Dow Jones Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 1,796, filed August 7, 2017 (“PEA No. 1,796”).

(m)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Markit iBoxx indexes, as that term is defined in the Agreement (“Markit iBoxx Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(n)	Exhibit A to the Markit iBoxx Sublicense Agreement is incorporated herein by reference to PEA No. 1,816.

(o)	Amended and Restated Sublicense Agreement, dated August 14,2017, among the Trust, iShares, Inc. and BFA for the Merrill Lynch Indexes, as that term is defined in the Agreement (“Merrill Lynch Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,840, filed October 23, 2017 (“PEA No. 1,840”).

(p)	Exhibit A to the Merrill Lynch Sublicense Agreement is incorporated herein by reference to PEA No. 1,840.

(q)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Morningstar Indexes, as that term is defined in the Agreement (“Morningstar Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(r)	Exhibit A to the Morningstar Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 1,841, filed November 1, 2017.

(s)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the MSCI Indexes, as that term is defined in the Agreement (“MSCI Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(t)	Exhibit A to the MSCI Sublicense Agreement is incorporated herein by reference to PEA No. 1,857.

(u)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the NASDAQ indexes, as that term is defined in the Agreement (“NASDAQ Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(v)	Exhibit A to the NASDAQ Sublicense Agreement is incorporated herein by reference to PEA No. 1,796.

(w)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Russell Indexes, as that term is defined in the Agreement (“Russell Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,795, filed August 2, 2017 (“PEA No. 1,795”).

(x)	Exhibit A to the Russell Sublicense Agreement is incorporated herein by reference to PEA No. 1,795.

(y)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the S&P Indexes, as that term is defined in the Agreement (“S&P Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,512.

(z)	Exhibit A to the S&P Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 1,732, filed March 27, 2017.

(14)	Consent of PricewaterhouseCoopers LLP is filed herein.

(15)	Not applicable.

(16)(a)	Powers of Attorney, each dated October 15, 2016, for Martin Small, Jane D. Carlin, Mark K. Wiedman, Charles A. Hurty, Cecilia H. Herbert, John E. Kerrigan, John E. Martinez, Madhav V. Rajan, Robert S. Kapito and Jack Gee are incorporated herein by reference to PEA No. 1,690.

(b)	Powers of Attorney, each dated June 21, 2017, for Drew E. Lawton and Richard L. Fagnani are incorporated herein by reference to Post-Effective Amendment No. 1,771, filed June 27, 2017 (“PEA No. 1,771”).

(c)	Officer’s Certificate is incorporated herein by reference to PEA No. 1,690.

(17)(a)	Subscription Agreement, dated April 20, 2000, between the Trust and SEI is incorporated herein by reference to PEA No. 2.

(b)	Letter of Representations, dated April 14, 2000, between the Trust and the Depository Trust Company is incorporated herein by reference to PEA No. 2.

(c)	Amendment of Letter of Representations between the Trust and the Depository Trust Company for iShares Nasdaq Biotechnology Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Post-Effective Amendment No. 11 to the Trust’s Registration Statement on Form N-1A, filed July 2, 2001

(d)	Code of Ethics for Fund Access Persons is incorporated herein by reference to Post-Effective Amendment No. 1,690, filed October 31, 2016 (“PEA No. 1,690”).

(e)	BlackRock, Inc. Personal Trading Policy is incorporated herein by reference to Post-Effective Amendment No. 1,151 to the Trust’s Registration Statement on Form N-1A, filed June 19, 2014.

(f)	Code of Ethics for BRIL is incorporated herein by reference to Post-Effective Amendment No. 1,621, filed May 10, 2016.

(g)	Financial Statements, Financial Highlights and Related Report of the Independent Registered Public Accounting Firm for iShares Edge U.S. Fixed Income Balanced Risk ETF for the year ended October 31, 2016, is incorporated herein by reference to the iShares Edge U.S. Fixed Income Balanced Risk ETF Annual Report to Shareholders, filed January 6, 2017.

(h)	Financial Statements and Financial Highlights for iShares Edge U.S. Fixed Income Balanced Risk ETF for the period ended April 30, 2017, are incorporated herein by reference to the iShares Edge U.S. Fixed Income Balanced Risk ETF Semi-Annual Report to Shareholders, filed July 7, 2017.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Francisco and the State of California on the 26th day of December, 2017.

iSHARES TRUST

By:
Martin Small*
President
Date: December 26, 2017

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

By:
Mark K. Wiedman*
Trustee

Date:	December 26, 2017

John E. Martinez*
Trustee

Date:	December 26, 2017

Cecilia H. Herbert*
Trustee

Date:	December 26, 2017

Charles A. Hurty*
Trustee

Date:	December 26, 2017

John E. Kerrigan*
Trustee

Date:	December 26, 2017

Robert S. Kapito*
Trustee

Date:	December 26, 2017

Madhav V. Rajan*
Trustee

Date:	December 26, 2017

Jane D. Carlin*
Trustee

Date:	December 26, 2017

Drew E. Lawton**
Trustee

Date:	December 26, 2017

Richard L. Fagnani**
Trustee

Date:	December 26, 2017

/s/ Jack Gee
Jack Gee*
Treasurer and Chief Financial Officer

Date:	December 26, 2017

/s/ Jack Gee
*	By: Jack Gee
Attorney-in-fact

Date:	December 26, 2017

*	Powers of Attorney, each dated October 15, 2016, for Martin Small, Jane D. Carlin, Mark K. Wiedman, Charles A. Hurty, Cecilia H. Herbert, John E. Kerrigan, John E. Martinez, Madhav V. Rajan, Robert S. Kapito and Jack Gee are incorporated herein by reference to PEA No. 1,690.
**	Powers of Attorney, each dated June 21, 2017, for Drew E. Lawton and Richard L. Fagnani are incorporated herein by reference to PEA No. 1,771.

EXHIBIT INDEX

Exhibit No.	Description

(6)(b)	Schedule A to the Investment Advisory Agreement between the Trust and BFA

(7)(b)	Exhibit A to the Distribution Agreement

(13)(b)	Exhibit A to the Master Services Agreement

(13)(f)	Schedule A to the Amended and Restated Securities Lending Agency Agreement

(14)	Consent of PricewaterhouseCoopers LLP